Supplement Dated January 9, 2004 to the following Prospectuses:

Travelers Series Trust:
         Convertible  Securities  Portfolio  (May 1, 2003)
         Disciplined  Mid Cap Stock  Portfolio  (May 1, 2003)
         Equity Income  Portfolio  (May 1, 2003)
         Federated High Yield  Portfolio (May 1, 2003)
         Federated Stock Portfolio (May 1, 2003)
         Large Cap  Portfolio  (May 1, 2003)
         Lazard  International Stock  Portfolio  (May 1, 2003)
         MFS Emerging  Growth  Portfolio (May 1, 2003)
         MFS Mid Cap Growth  Portfolio  (May 1, 2003)
         MFS Value  Portfolio (May 1, 2003)
         Merrill Lynch Large Cap Core Portfolio (November 17, 2003) Pioneer Fund Portfolio (May 1, 2003)
         Social  Awareness  Stock Portfolio (May 1, 2003)
         Travelers  Quality Bond Portfolio (May 1, 2003)
         U.S.  Government  Securities  Portfolio  (May 1, 2003)
         Zero Coupon Bond Fund Portfolio (May 1, 2003)

Capital Appreciation Fund (May 1, 2003)
High Yield Bond Trust (May 1, 2003)
Managed Assets Trust (May 1, 2003)
Money Market Portfolio (May 1, 2003)

The following information supplements the prospectuses for the Portfolios listed above.

Recent Developments

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the Fund's Investment
Manager, which is an indirect, wholly-owned subsidiary of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.


                                                                         L-23143

                                        SUPPLEMENT DATED JANUARY 13, 2004 TO THE
                                                       FEDERATED STOCK PORTFOLIO
                                                    PROSPECTUS DATED MAY 1, 2003

Please retain this supplement and keep it with the prospectus for future reference.

Effective January 1, 2004, the subadviser for the Fund is Federated Equity Investment Management Company of Pennsylvania.


                                                                         L-23150

                                        SUPPLEMENT DATED JANUARY 13, 2004 TO THE
                                                TRAVELERS QUALITY BOND PORTFOLIO
                                                    PROSPECTUS DATED MAY 1, 2003

Please retain this supplement and keep it with the prospectus for future reference.

Effective January 1, 2004, Gene Collins is replacing F. Denney Voss as Portfolio Manager of the Fund.

Therefore, the Portfolio Manager section is replaced with the following:

Mr. Gene Collins serves as the Portfolio Manager for the Fund. Mr. Collins is a Senior Vice President of TAMIC. He has been a senior portfolio manager of TAMIC and its predecessor accounts for the last 17 years. Mr. Collins has had extensive investment experience over the last 30 years in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities, and is currently responsible for managing US investment grade portfolios.


                                                                         L-23149